SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 2, 1998


                         Vanguard Cellular Systems, Inc.
             (Exact Name of Registrant as Specified on its Charter)


                        North Carolina 0-16560 56-1549590
          (State or Other Jurisdiction (Commission File (IRS Employer
                  of Incorporation) Number) Identification No.)


      2002 Pisgah Church Road, Suite 300, Greensboro, North Carolina 27455
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 282-3690
                      ------------------------------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events

         As of October 2, 1998, the Registrant entered into a definitive merger agreement with AT&T Corp. Under the terms of the agreement, the Registrant will be merged into a wholly owned subsidiary of AT&T Corp. and each of the Registrants' shares of Class A Common Stock, par value $.01 per share, will, at each shareholder's option, be converted into the right to receive either $23.00 cash or 0.3987 of a share of AT&T Corp. common stock, subject to the limitation that the overall consideration will consist of 50% cash and 50% AT&T common stock.

         The Registrant's Board of Directors and the Board of Directors of AT&T Corp. have approved the transaction. The transaction is subject to the approval of the Registrant's shareholders and the Federal Communications Commission, to compliance with the Hart-Scott- Rodino Antitrust Improvements Act of 1976, and to certain other conditions.

Item 7.  Financial Statements and Exhibits.

(c)      The Exhibits furnished in connection with this report are as follows:

      2(a) Agreement and Plan of Merger dated as of October 2, 1998 among AT&T Corp., Winston, Inc. and Vanguard Cellular Systems, Inc.

      2(b) Option Agreement dated as of October 2, 1998 between Vanguard Cellular Systems, Inc. and AT&T Corp., attached as Annex A to the Agreement and Plan of Merger.

      2(c) Voting Agreement dated as of October 2, 1998 between Haynes G. Griffin, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

      2(d) Voting Agreement dated as of October 2, 1998 between Stephen R. Leeolou, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

      2(e) Voting Agreement dated as of October 2, 1998 between Piedmont Associates Limited, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

     2(f) Voting Agreement dated as of October 2, 1998 between L. Richardson Preyer, Jr., a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

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     2(g)     Voting  Agreement dated as of October 2, 1998 between
              Stuart S. Richardson, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

     2(h) Voting Agreement dated as of October 2, 1998 between Smith Richardson Foundation, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

     2(i)     Form of Affiliate Letter, attached as Annex C to the Agreement and Plan of Merger.

         The following list of schedules to the Agreement and Plan of Merger, filed as Exhibit 2(a) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of any such omitted schedule to the Commission upon request.

     Schedule 3.1(b)(i)        Capital Structure
     Schedule 3.1(b)(ii)       Subsidiaries of the Company
     Schedule 3.1(b)(iv)       Holders of Options
     Schedule 3.1(b)(v)        Additional Equity Issuances
     Schedule 3.1(c)(ii)       Authority; No Conflicts: Violations
     Schedule 3.1(d)(ii)       Reports and Financial Statements: Liabilities
     Schedule 3.1(g)           Litigation
     Schedule 3.1(h)(i)        Filed Tax Returns
     Schedule 3.1(h)(ii)       Payment of Tax Liabilities
     Schedule 3.1(h)(iii)(A)   Current and Pending Audits
     Schedule 3.1(h)(iii)(B)   Tax Assessments
     Schedule 3.1(h)(iii)(C)   Liens
     Schedule 3.1(h)(iii)(D)   Tax Returns Currently Under Extension
     Schedule 3.1(h)(iv)     ss.341(f) Election
     Schedule 3.1(h)(v)        IRS Audit
     Schedule 3.1(h)(vi)       NOLs Subject to Limitation
     Schedule 3.1(h)(vii)    ss.280G andss.162(m)
     Schedule 3.1(h)(viii)     Liabilities for Third Parties
     Schedule 3.1(h)(ix)       Tax Sharing Arrangements
     Schedule 3.1(h)(x)      ss.368(a) Treatment
     Schedule 3.1(i)(C)        Absence of Certain Changes or Events
     Schedule 3.1(k)(i)        Certain Agreements
     Schedule 3.1(l)(ii)       Employee Benefit Plans; Labor Matters; Options
     Schedule 3.1(o)           Year 2000 Compliance
     Schedule 3.1(p)           Affiliated Transactions and Certain Other
                                Agreements
     Schedule 3.1(s)           Properties

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     Schedule 3.1(v)          Foreign Operations
     Schedule 4.1(b)          Covenants of the Company - Securities
     Schedule 4.1(d)          Covenants of the Company - Investments and Loans
     Schedule 4.1(e)          Covenants of the Company - Compensation
     Schedule 4.1(g)          Covenants of the Company - Acquisitions;
                                                         Other Uses of Funds
     Schedule 4.1(h)          Covenants of the Company - Wireless Assets
     Schedule 4.1(i)          Covenants of the Company - Lines of Business
     Schedule 4.1(j)          Covenants of the Company - Expenditures
     Schedule 4.1(k)          Covenants of the Company - Affiliates
     Schedule 5.4             Acquisition Proposals
     Schedule 5.5(c)(ii)      Severance Pay Policies
     Schedule 6.1(e)          Tax Opinions
     Schedule 8.10(f)         Definitions
     Schedule 8.10(j)         Required Consent


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        VANGUARD CELLULAR SYSTEMS, INC.



Date: October 13, 1998                 By:/s/ Stephen R. Leeolou
                                          Stephen R. Leeolou
                                          President and Chief Executive Officer



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INDEX TO EXHIBITS

      2(a) Agreement and Plan of Merger dated as of October 2, 1998 among AT&T Corp., Winston, Inc. and Vanguard Cellular Systems, Inc.

      2(b) Option Agreement dated as of October 2, 1998 between Vanguard Cellular Systems, Inc. and AT&T Corp., attached as Annex A to the Agreement and Plan of Merger.

      2(c) Voting Agreement dated as of October 2, 1998 between Haynes G. Griffin, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

      2(d) Voting Agreement dated as of October 2, 1998 between Stephen R. Leeolou, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

      2(e) Voting Agreement dated as of October 2, 1998 between Piedmont Associates Limited, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

     2(f) Voting Agreement dated as of October 2, 1998 between L. Richardson Preyer, Jr., a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

     2(g) Voting Agreement dated as of October 2, 1998 between Stuart S. Richardson, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

     2(h) Voting Agreement dated as of October 2, 1998 between Smith Richardson Foundation, a stockholder of Vanguard Cellular Systems, Inc., and AT&T Corp., attached as Annex B to the Agreement and Plan of Merger.

     2(i) Form of Affiliate Letter, attached as Annex C to the Agreement and Plan of Merger.